UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2008

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

KANSAS	000-26335	48-1017164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

8 West Peoria, Suite 200,
Paola, Kansas, 66071
(Address of principal executive offices) (Zip Code)

(913) 294-9667

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Signature

Exhibit-17.1  Letter from Resigning Director (Received by Registrant on May 20, 2008)*

Exhibit-17.2  Letter from Resigning Director (Received by Registrant on May 30, 2008)

*Filed with Registrant’s Current Report on Form 8-K filed on May 27, 2008.

Explanatory Note

Team Financial, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 27, 2008 (the “Original 8-K”), to (i) amend Item 5.02 and (ii) amend Item 9.01 of Form 8-K to include the attached Exhibit 17.2 – Letter from Keith B. Edquist, dated and received by the Company on May 30, 2008.  This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) is being filed pursuant Section (a)(3) of Item 5.02.

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1), (a)(2) and (a)(3).  As reported in the Original 8-K, in a letter dated May 20, 2008 (the “Resignation Letter”), Keith B. Edquist resigned from the Board of Directors (the “Board”) of the Company.

The Resignation Letter was attached to the Original 8-K as Exhibit 17.1, and in the body of the Original 8-K, the Company addressed and responded to Mr. Edquist’s Resignation Letter.  The Original 8-K also discussed certain facts concerning Mr. Edquist’s position as a director of the Company and the election, by the Board, of Mr. Edquist’s successor, Robert M. Blachly, including Mr. Blachly’s committee assignments, all as required by Section (a)(1), (a)(2) and (d) of Item 5.02 of Form 8-K.

(a)(3).  As required by Section (a)(3)(i) of Item 5.02 of Form 8-K, on May 27, 2007, the Company, through its counsel, provided to Mr. Edquist a copy of the Original 8-K and, pursuant to Section (a)(3)(ii), provided Mr. Edquist with the opportunity to provide a letter setting forth any disagreements he had with the statement made by the Company in the Original 8-K.

As provided by Section (a)(3)(ii), Mr. Edquist sent the above-referenced letter (received by the Company on May 30, 2008 and attached as Exhibit 17.2 hereto), taking note of the Company’s response to his resignation letter and standing by his original description of events concerning his Board committee assignments.

The Company believes Mr. Edquist’s concerns are self-serving statements of his and in substance are simply his disagreements with the business judgment duly and properly exercised by the Board in determining committee assignments and executive compensation.  The Company notes that Mr. Edquist has publicly announced his intent to solicit proxies to seat three directors at this year’s annual meeting of shareholders.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired:

Not applicable.

(b)  Pro Forma financial information:

Not applicable.

(c)  Shell company transactions:

        Not applicable.

(d)  Exhibits:

Exhibit No.	Description
17.1 *	Letter, dated and received May 20, 2008, from Keith B. Edquist to Robert J. Weatherbie.

17.2	Letter, dated and received May 30, 2008, from Keith B. Edquist to Robert J. Weatherbie.

*  Filed with Registrant’s Current Report on Form 8-K filed on May 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC

By:	/s/ Bruce R. Vance
Bruce R. Vance
Interim Chief Financial Officer

Date: June 3, 2008